Concentrations	12 Months Ended
Sep. 30, 2011
Notes to Financial Statements
Concentrations

14. Concentrations.

The transportation segment primarily serves customers in the industries in the Southeastern U.S. Significant economic disruption or downturn in this geographic region or these industries could have an adverse effect on our financial statements.

During fiscal 2011, the transportation segment’s ten largest customers accounted for approximately 54.6% of the transportation segment’s revenue. One of these customers accounted for 19.8% of the transportation segment’s revenue. The loss of any one of these customers would have an adverse effect on the Company’s revenues and income. Accounts receivable from the transportation segment’s ten largest customers was $3,115,000 and $2,797,000 at September 30 2011 and 2010, respectively.

The Company places its cash and cash equivalents with high credit quality institutions. At times such amounts may exceed FDIC limits.